Restructuring Charges	12 Months Ended
Dec. 31, 2014
Restructuring Charges [Abstract]
Restructuring Charges

19.Restructuring Charges

In November 2013, Encana announced its plans to align the organizational structure in support of the Company’s strategy.  For the year ended December 31, 2014, Encana has incurred restructuring charges totaling $36 million relating primarily to severance costs, which are included in administrative expense in the Company's Consolidated Statement of Earnings (2013  –  $88 million).  Of the $124 million in restructuring charges incurred to date, $4 million remains accrued as at December 31, 2014 (2013 – $65 million).  Total restructuring charges are expected to be approximately $133 million before tax.  The remaining restructuring charges of approximately $9 million are anticipated to be incurred in 2015.